EXHIBIT B

     This Warrant has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the Company receives an opinion of counsel for the holder of this security
(concurred to by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and all applicable state securities laws.


                                     WARRANT
                                       FOR
                             SHARES OF COMMON STOCK
                                       OF
                           HEALTH FITNESS CORPORATION


     FOR VALUE RECEIVED, Brightbridge Fund I, L.P. or its successors or assigns ("Holder"), is hereby entitled to subscribe for and purchase from Health Fitness Corporation, a Minnesota corporation (the "Company"), up to Twenty Thousand (20,000) fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock") at an exercise price per share equal to $3.00 per share (the "Warrant Exercise Price").

     This warrant may be exercised by Investor at any time prior to five year anniversary of the date hereof.

     This warrant is subject to the following provisions, terms and conditions:

     1. (a) The rights represented by this warrant may be exercised by Holder, in whole or in part, by written notice of exercise substantially in the form attached hereto delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and upon Holder's payment to the Company by cash, certified check or bank draft of the purchase price for such shares or by exercise of the Conversion Right as provided in (b) below. The Warrant Shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the Warrant Exercise Price, unless the Conversion
Right has been exercised. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this warrant, shall be delivered to Holder within fifteen (15) days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of Warrant Shares, if any, with respect to which this warrant has not been exercised shall also be delivered to Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

     (b) In lieu of payment, the rights represented by this warrant may also be exercised by a written notice of exercise specifying that Holder wishes to convert all of this warrant (the "Conversion Right") into that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the shares subject to the warrant (determined by subtracting the aggregate warrant exercise price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Common Stock issuable upon exercise of this warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right. For purposes of this section 1(b), the fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (i) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq Stock Market, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

          (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq Stock Market, then the mean of the closing high bid and low asked prices reported for the business day immediately preceding the Determination Date.

     2. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this warrant.

     3. The Warrant Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 3.

     (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share.

     (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if it had exercised this warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to Holder at the last address of Holder appearing on the books of the Company, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase.

     (c) Upon each adjustment of the Warrant Exercise Price, Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

     (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (e) This Warrant is issued in connection with a certain Bridge Loan Agreement between the Company and Holder and a Subordinated Promissory Note made by the Company in favor of Holder, each dated as of the date hereof. In addition to the foregoing adjustments, if the Company fails to pay such Subordinated Unsecured Promissory Note when due, the number of shares of Common Stock which Holder shall be entitled to purchase under this Warrant shall be increased by 2,500, and further increase by an additional 2,500 shares for each 60-day period thereafter that such Subordinated Unsecured Promissory Note remains unpaid. Any adjustment pursuant to this subsection (e) shall not affect the Warrant Exercise Price.

     4. This Warrant shall not entitle Holder to any voting rights or other rights as a shareholder of the Company.

     5. Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this warrant or transferring any Warrant Shares of Holder's intention to do so, describing briefly the manner of any proposed transfer of this warrant or such Warrant Shares. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this warrant or disposition of Warrant Shares may be effected without registration or qualification (under any federal or state law) of this warrant or the Warrant Shares, the Company, as promptly as practicable, shall notify Holder of such opinion, whereupon Holder shall be entitled to transfer this warrant or such Warrant Shares, all in accordance with the terms of the notice delivered by Holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this warrant respecting the foregoing restrictions on transfer and disposition may be endorsed on this warrant or the certificates for such Warrant Shares.

     6. Subject to the provisions of Section 5, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by Holder in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that he/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Holder, by taking or holding this warrant, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     7. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     8. Section 8 of the Bridge Loan Agreement, dated as of the date hereof, between the Company and Holder contains certain registration rights applicable to the Warrant Shares.

     IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by a duly authorized officer as of the 26th day of August, 1997.


                                              HEALTH FITNESS CORPORATION



                                              By: /s/ Charles E. Bidwell
                                              Its: Chief Financial Officer

NOTICE OF EXERCISE OF WARRANT --         To be Executed by the Registered Holder
                                         in Order to Exercise the Warrant

     The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase, for cash pursuant to Section 1(a) thereof, __________________ shares of Common Stock of Health Fitness Corporation issuable upon the exercise of such Warrant. The undersigned requests that certificates for such shares be issued in the name of _______________________. If this Warrant is not fully exercised, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of
_________________________.


Date:  _____________________            ______________________________________
                                             [name of registered Holder]


                                        ______________________________________
                                             [signature]


                                        ______________________________________
                                             [street address]


                                        ______________________________________
                                             [city, state, zip]


                                        ______________________________________
                                             [tax identification number]

NOTICE OF EXERCISE OF WARRANT --       To be Executed by the Registered Holder
                                       in Order to Convert the Warrant on a
                                       Cashless Basis

     The undersigned hereby irrevocably elects to convert, on a cashless basis, a total of _____________ shares of Common Stock of Health Fitness Corporation otherwise purchasable upon exercise of the attached Warrant into such lesser number of shares of Common Stock as determined by Section 1(b) of the Warrant. The undersigned requests that certificates for such shares be issued in the name of _________________________. If this Warrant is not fully converted, the undersigned requests that a new Warrant to purchase the balance of shares
remaining    purchasable    hereunder    be    issued    in    the    name    of
______________________________.


Date:  _____________________            _____________________________________
                                           [name of registered Holder]


                                        _____________________________________
                                           [signature]


                                        _____________________________________
                                           [street address]


                                        _____________________________________
                                           [city, state, zip]


                                        _____________________________________
                                           [tax identification number]